UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            MONUMENT RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


        Colorado                                                 84-1028449
  ---------------------------                               ------------------
 (State of incorporation                                       (IRS Employer
    or organization)                                         Identification No.)

2050 South Oneida Street, Suite 106
Denver, Colorado                                                   80224
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(Address of principal executive offices)                         (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
Not Applicable (if applicable)
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Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  Description of Registrant's Securities to be Registered

     The Registrant hereby incorporates by reference into this Registration Statement the description of its common stock contained in that certain Registration Statement of Form S-18, File No. 33-15528-D, filed on July 1, 1987 and all amendments thereto.


ITEM 2.  Exhibits.

     The following Exhibits are incorporated herein by reference from the Registrant's Registration Statement on Form S-18, File No. 33-15528-D, filed on July 1, 1987.


3.1       Articles of Incorporation

3.2       Bylaws

4.1       Specimen Stock Certificate


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         MONUMENT RESOURCES, INC.



Date:  January 23, 2006                   By:  /s/  A.G. Foust
                                           -------------------------------------
                                                A.G. Foust, President